                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     SEPTEMBER 17, 1998
                                                --------------------------------

                        IDEC PHARMACEUTICALS CORPORATION
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               (Exact name of registrant as specified in charter)

         DELAWARE                       0-19311                     33-0112644
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(State or other jurisdiction          (Commission                  (IRS Employer
     of incorporation)                File Number)              Identification No.)


11011 TORREYANA ROAD, SAN DIEGO, CALIFORNIA                           92121
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (619) 550-8500
                                                  ------------------------------

                                      NONE
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

     On September 17, 1998, the Board of Directors of IDEC Pharmaceuticals
Corporation (the "Company") amended its Rights Agreement, dated as of July 22,
1997, between the Company and Chase Mellon Shareholder Services LLC (the "Rights
Agent") (the "Agreement"), to delete "continuing director" provisions throughout the Agreement.

     The Form of First Amendment to the Rights Agreement between the Company and the Rights Agent, eliminating "continuing director" provisions, is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the "continuing director" provisions is qualified in its entirety by reference to such exhibit.


Item 7. Exhibits.

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

        4.1         Form of First Amendment to the Rights Agreement between the
                    Company and Chase Mellon Shareholder Services LLC.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              IDEC PHARMACEUTICALS CORPORATION



DATE:  December 31, 1998                      By: /s/ Phillip M Schneider
                                                 -------------------------------
                                                  Name:  Phillip M. Schneider
                                                  Title: Vice President and
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                DOCUMENT DESCRIPTION
-------                               --------------------
   4.1         Form of First Amendment to the Rights Agreement between the Company and Chase Mellon Shareholder Services LLC.